UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

COMMISSION FILE NO.: 0-53600

Date of Report (Date of earliest event reported): June 6, 2014

CHINA YCT INTERNATIONAL GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	65-2954561
(State of other jurisdiction of	(IRS Employer
incorporation or organization	Identification No.)

c/o Shandong Spring Pharmaceutical Co., Ltd Economic Development Zone Gucheng Road Sichui County Shandong Province PR China	273200
(Address of principal executive offices)	(Zip Code)

86-537-4268278

(Registrant’s telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On June 2, 2014, China YCT International Group, Inc. (“we,” “us” or the “Company”) issued a press release (the “Press Release”) discussing a work conference held by the State Forestry Administration of China at the headquarters of the Company. A copy of the aforementioned Press Release is furnished as Exhibit 99.1 to this Report on Form 8-K and is incorporated herein by reference.

Exhibits

Exhibit No.	Description

99.1	Press Release issued by the Company on June 2, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

China YCT International Group, Inc.

Dated: June 6, 2014	By: /s/ Yan Tinghe
Yan Tinghe
Chief Executive Officer